Exhibit 10.5
Executed Version
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 2 TO LETTER AGREEMENT COM0271-15

This Amendment No.2 COM0278-17 (the "Amendment No. 2") dated as of August 11, 2017 is between Embraer S.A. ("Embraer") and Aircastle Holding Corporation Limited ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Letter Agreement COM0271-15 dated June 12, 2015 as amended from time to time (the "Letter Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Letter Agreement and in case of any conflict between this Amendment No. 2 and the Letter Agreement, this Amendment No. 2 shall control.

WHEREAS, the Parties have agreed to [***];

WHEREAS, [***];

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. [***]

The Article 13 is hereby deleted and replaced in its entirety by the following:

“13. [***]

2. [***]

A new Article 16 shall be added to the Letter Agreement, as follows:

“16. [***].

3. [***]

Article 15 is hereby deleted and replaced in its entirety by the following:

“15. [***].

4. REMAINING ARTICLES NUMBERS

Original Articles 16 (Compliance with Laws), 17 (Reinstatement of the Purchase Agreement) and 18 (Counterparts) shall be respectively renumbered as 17, 18 and 19.

5. REINSTATEMENT OF LETTER AGREEMENT

All other provisions and conditions of the referenced Letter Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 2 shall remain in full force and effect without any change.

6. COUNTERPARTS

This Amendment No. 2 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 2 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Simon Newitt Name: Simon Newitt Title: Vice President, Contracts Commercial Aviation	By /s/ Alexander A. Green Name: Alexander A. Green Title: Director
By /s/ John Slattery Name: John Slattery Title: President & CEO Commercial Aviation
Place: São José dos Campos - SP Brazil	Place: __________